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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 27, 2007


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Delaware                 000-21531            05-0376157
      (State or Other Jurisdiction      (Commission          (IRS Employer
            of Incorporation)           File Number)      Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800

              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On November 27, 2007, United Natural Foods, Inc. (the "Company") and its subsidiaries United Natural Foods West, Inc., United Natural Trading Co., Distribution Holdings, Inc., Springfield Development, LLC and Millbrook Distribution Services Inc. (collectively with the Company, the "Borrowers"), entered into a Fourth Amendment Agreement (the "Credit Facility Amendment") with the lenders named therein (the Lenders") and Bank of America, N.A. ("Bank of America"), as administrative agent, which amends the Amended and Restated Loan and Security Agreement, dated April 30, 2004, as amended (the "Credit Facility"), by and among the Borrowers, the lenders named therein, Bank of America, as administrative and collateral agent, and certain parties thereto.

The Credit Facility Amendment is effective as of November 27, 2007 and extends the maturity date of the Credit Facility to November 27, 2012. The Credit Facility Amendment also increases the maximum committed amount under the Credit Facility from $250,000,000 to $400,000,000. The Company has the right under the Credit Facility Amendment to request a one-time increase in the maximum committed amount under the Credit Facility of between $10,000,000 and $50,000,000, provided that the requested increase is an integral multiple of $10,000,000. Each Lender, in its sole and absolute discretion, has the right to determine whether to fund its proportionate amount of any such requested increase in the maximum committed amount under the Credit Facility.

The foregoing description of the Credit Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the second quarter of fiscal 2008.


Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 8.01   Other Events.

On November 29, 2007, the Company issued a press release announcing the entry by the Company into the Credit Facility Amendment. A copy of this press release is attached hereto and furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Financial Statements of Businesses Acquired: Not Applicable

            (b)   Pro Forma Financial Information: Not Applicable

            (c)   Shell Company Transactions: Not Applicable

            (d)   Exhibits.
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                  Exhibit No.   Description
                  -----------   -----------

                     99.1 Press Release, dated November 29, 2007: United Natural Foods Announces Increase in Revolving Credit Facility to $400 Million.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Mark E. Shamber
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                                              Mark E. Shamber
                                              Vice President and Chief Financial
                                              Officer

                                          Date:  December 3, 2007